Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Vice Chairman and Chief Executive Officer of Best Buy Co., Inc. (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the fiscal year ended March 1, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 29, 2003

/s/ Bradbury H. Anderson
Bradbury H. Anderson
Vice Chairman
and Chief Executive Officer